EX-24
(Exhibit 24)      Power of Attorney

                                POWER OF ATTORNEY

The undersigned Directors of Financial Institutions, Inc. do hereby constitute and appoint each of Peter G. Humphrey and Ronald A. Miller their true and lawful attorneys and agents, to execute the Financial Institutions, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and any amendments thereto.

Dated: March 10, 2004               /s/ W. J. Humphrey, Jr.
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                                             W. J. Humphrey, Jr.

Dated: March 10, 2004               /s/ Jon J. Cooper
                                    -----------------------------------
                                                Jon J. Cooper

Dated: March 10, 2004               /s/ Barton P. Dambra
                                    -----------------------------------
                                              Barton P. Dambra

Dated: March 10, 2004               /s/ Samuel M. Gullo
                                    -----------------------------------
                                               Samuel M. Gullo

Dated: March 10, 2004               /s/ John R. Tyler, Jr.
                                    -----------------------------------
                                             John R. Tyler, Jr.

Dated: March 10, 2004
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                                              Joseph F. Hurley

Dated: March 10, 2004               /s/ James H. Wyckoff
                                    -----------------------------------
                                              James H. Wyckoff

Dated: March 10, 2004               /s/ James E. Stitt
                                    -----------------------------------
                                               James E. Stitt

Dated: March 10, 2004               /s/ John E. Benjamin
                                    -----------------------------------
                                              John E. Benjamin

Dated: March 10, 2004               /s/ Pamela Davis Heilman
                                    -----------------------------------
                                            Pamela Davis Heilman

Dated: March 10, 2004               /s/ Susan R. Holliday
                                    -----------------------------------
                                              Susan R. Holliday